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                                                                EXHIBIT 10.1.3


                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Fourth Amendment to Loan and Security Agreement, dated as of _________ __, 1998, (this "Fourth Amendment") by and between Vita Food Products, Inc., a Nevada corporation, (herein the "Borrower"), and American National Bank and Trust Company of Chicago, a national banking association, and successor to NBD Bank (the "Bank");

                                   WITNESSETH

     WHEREAS, the Borrower and the Bank have heretofore entered into a Loan and Security Agreement dated as of March 20, 1995 (as amended from time to time the "Credit Agreement"), pursuant to which the Bank has agreed to consider making certain loans to the Borrower pursuant to the terms and on the conditions set forth therein;

     WHEREAS, the Borrower and the Bank mutually desire to further amend the Credit Agreement to revise certain provisions thereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Section 1.64 of the Credit Agremeent is amended by deleting the date "April 30, 1998" and inserting in place thereof the date "April 30, 1999".

     2. Borrower agrees that it shall further execute and deliver to the Bank any additional or further documents, including without limitation, any amended or replacement notes, necessary to further effectuate the intent and purpose of the Credit Agreement and this Fourth Amendment.

     3.  Borrower represents and warrants that:

     (a) The execution, delivery and performance of this Fourth Amendment by the Borrower is within its corporate powers, has been duly authorized, and is not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, or order or award of an arbitrator, court or governmental authority, or of the terms of its Articles of Incorporation or By-Laws or of any contract to which it or its property may be bound or affected.

     (b) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law. Borrower has all requisite corporate power to execute and deliver this Fourth Amendment. This Fourth Amendment is a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     (c) The most recent financial statements delivered to the Bank in accordance with the Credit Agreement are complete and accurate in all material respects and present fairly the financial condition of the Borrower as of such date and the results of its operations for the periods covered thereby, in accordance with generally accepted accounting principles. There has been no material adverse change in the condition of the Borrower, financial or otherwise, since the date of such statements.

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     (d)  After giving effect to the amendments contained herein, the representations and warranties contained in the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     4. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     5. Except as specifically amended hereby, the Credit Agreement, and any and all certificates, instruments and other documents executed pursuant thereto shall in all respects continue in full force and effect. Except as otherwise expressly defined herein, all terms used in this Fourth Amendment shall have the respective meanings set forth in the Credit Agreement.

     Witness the due execution hereof as of this __ day of ______________, 1998, which shall be the effective date of this Fourth Amendment, notwithstanding the day and year first above written.



         American National Bank           Vita Food Products, Inc.
         and Trust Company Of Chicago



         By:________________________      By:________________________

          Its:__________________________    Its:_______________________



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